TIAA SEPARATE ACCOUNT VA-1 (“VA-1”)

SUPPLEMENT NO. 1
dated October 13, 2023
to the Statement of Additional Information (“SAI”)
dated May 1, 2023

VA-1 is currently overseen by a Management Committee whose eleven members (“TC Board Members”) also serve on the boards of TIAA-CREF Funds (“TC Funds”), TIAA-CREF Life Funds (“TC Life Funds”) and College Retirement Equities Fund (“CREF”), each of which is advised by Teachers Advisors, LLC (“Advisors”) or its affiliate. Another group of funds advised by Nuveen Fund Advisors, LLC (“NFAL”) are currently overseen by a separate board (referred to herein as the “Nuveen Funds,” and board members thereof as the “Nuveen Board Members”).

The TC Board Members and the Nuveen Board Members separately determined to approve the alignment and consolidation of the membership of these boards so that the TC Funds, TC Life Funds and the Nuveen Funds are overseen by the same board members.

If the board consolidation is approved by shareholders of the TC Funds, the TC Life Funds and the Nuveen Funds during special shareholder meetings to be held on November 20, 2023, VA-1 (and CREF) will have a separate board and different board members than the TC Funds and the TC Life Funds. As a result, the following changes will take place with respect to the VA-1 Management Committee effective January 1, 2024:

•	the size of the Management Committee will be decreased to seven (7);

•	four (4) of the eleven (11) current members of the Management Committee who will be members of the combined TC Funds, TC Life Funds and Nuveen Funds board (Joseph A. Boateng, Michael A. Forrester, Thomas J. Kenny and Loren M. Starr) will resign as members of the Management Committee, but will continue to serve as members of the combined board of the TC Funds, the TC Life Funds and the Nuveen Funds; and

•	the remaining seven (7) current members of the Management Committee who will not join the combined TC Funds, TC Life Funds and Nuveen Funds board and will resign from the TC Funds and TC Life Funds board effective close of business on December 31, 2023 (Forrest Berkley, Joseph A. Carrier, Janice C. Eberly, Nancy A. Eckl, Howell E. Jackson, Nicole Thorne Jenkins and James M. Poterba) will continue to serve as members of the Management Committee.

The following is added to the section directly after the “Equity ownership of Managers” table:

The table below presents information on Managers who own securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Funds’ investment adviser, Advisors, as of December 31, 2022:

Name of Manager	Name of Owners/ Relationships to Manager	Companies[2]	Title of Class	Value of Securities[3]	Percent of Class[4]
Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Manager and Settlor.)	Global Timber Resources LLC	None	$61,063	0.01%
	KSHFO, LLC[1]	Global Timber Resources Investor Fund, LP	None	3,593	0.39
	KSHFO, LLC[1]	Global Agriculture II Investor Fund LP	None	9,448	0.67

[1]	Mr. Kenny owns 6.6% of KSHFO, LLC.
[2]	Advisors and the investment advisers to these Companies are indirectly commonly controlled by Nuveen, LLC.
[3]	These amounts reflect the current value of holdings as of December 31, 2022.
[4]	These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

A41506 (10/23)